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                                                                   Exhibit 10.32

                                                                  EXECUTION COPY
                                VOTING AGREEMENT

         THIS VOTING AGREEMENT ("AGREEMENT") is made and entered into as of February 22, 2001, among the undersigned stockholders (the "STOCKHOLDERS") of UbiquiTel Inc., a Delaware corporation ("UBIQUITEL"), and VIA Wireless, LLC, a California limited liability company ("VIA").

                                    RECITALS

         A. Concurrently with the execution of this Agreement, UbiquiTel, UbiquiTel Operating Company, VIA and related parties have entered into a Merger Agreement (the "MERGER AGREEMENT") which provides for mergers resulting in UbiquiTel obtaining control of VIA (the "MERGERS").

         B. As a condition to its willingness to enter into the Merger Agreement, VIA has requested that the Stockholders agree to certain matters regarding the retention and voting of the UbiquiTel Stock (as defined below) in connection with any meeting of UbiquiTel stockholders held to approve the Mergers.

                                    AGREEMENT

         The parties agree as follows:

         1.   AGREEMENT NOT TO TRANSFER UBIQUITEL STOCK.

              The Stockholders agree not to transfer, donate, or sell, (in each case, other than as a result of death) ("TRANSFER") any (i) UbiquiTel common stock as to which they currently have voting rights or (ii) any UbiquiTel common stock that they hereafter acquire and as to which they have voting rights (the shares of common stock referred to in Subsections 1(i) and 1(ii) are collectively referred to herein as the "UBIQUITEL STOCK") at any time prior to the earlier to occur of the UbiquiTel Stockholders' Meeting referred to in Section 11.3 of the Merger Agreement or the termination of the Merger Agreement pursuant to its terms, except to a person or entity who agrees to be bound by this Agreement and delivers a duly executed copy of this Agreement to UbiquiTel and to VIA to evidence such agreement.

         2. AGREEMENT TO VOTE UBIQUITEL STOCK AND GRANT PROXY. At every meeting of the stockholders of UbiquiTel called to approve the Mergers, each Stockholder agrees, severally and not jointly, to vote the UbiquiTel Stock in favor of approval of the Merger Agreement and the Mergers and any matter that could reasonably be expected to facilitate the Mergers. Each Stockholder further agrees that he, she or it will not directly or indirectly take any action to solicit or encourage any person or entity to vote against approval of the Mergers or to abstain from voting for approval of the Mergers.

         3. TERMINATION. This Agreement shall terminate and shall have no further force or effect as of the earlier to occur of the stockholders' meeting referred to in Section 11.3 of the Merger Agreement or the termination of the Merger Agreement pursuant to its terms, provided that any action to enforce a breach of this Agreement by the Stockholders shall survive such termination.

         4.   MISCELLANEOUS.

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              4.1   BINDING EFFECT AND ASSIGNMENT. This Agreement and all of
the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

              4.2 AMENDMENTS AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

              4.3 SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. The parties hereto acknowledge that VIA will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholders set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to VIA upon any such violation, VIA shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to VIA at law or in equity.

              4.4 GOVERNING LAW. This Agreement shall be governed by, construed and enforced in accordance with, the internal laws of the State of Delaware as such laws are applied to contracts entered into and to be performed entirely within Delaware.

              4.5 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

              4.6 EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

                            [SIGNATURE PAGE FOLLOWS.]


                                      -2-
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                  IN WITNESS WHEREOF, the undersigned have executed this VOTING
AGREEMENT as of the date first set forth above.

Date:
      ------------------------------
                                       VIA WIRELESS, LLC

                                       By:
                                          ----------------------------------
                                       Name:
                                       Title:


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                  IN WITNESS WHEREOF, the undersigned have executed this VOTING
AGREEMENT as of the date first set forth above.

Date:
      ----------------------------


                                 STOCKHOLDERS:

                                 ROBERT BERLACHER
                                     NUMBER OF SHARES: 700,050

                                     By:
                                        ---------------------------------
                                        Name: ROBERT BERLACHER


                                     ROBERT BERLACHER AND JULIE T. BERLACHER,
                                     TENANTS BY THE ENTIRETY

                                     By:
                                        ---------------------------------
                                        Name: ROBERT BERLACHER

                                     ROBERT BERLACHER IRA, BEAR STEARNS SOC.
                                     CORP. CUST.

                                     By:
                                        ---------------------------------
                                        Name: ROBERT BERLACHER

                                 LANCASTER INVESTMENT PARTNERS, L.P.
                                     NUMBER OF SHARES: 2,001,000


                                     By:
                                        ---------------------------------
                                        Name: ROBERT BERLACHER

                                 TOTAL COMBINED NOS. OF SHARES: 2,701,050 SHARES



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                  IN WITNESS WHEREOF, the undersigned have executed this VOTING
AGREEMENT as of the date first set forth above.

Date:
      ----------------------------


                                 DONALD A. HARRIS
                                     NUMBER OF SHARES: 3,789,802


                                     By:
                                        ---------------------------------
                                        Name: DONALD A. HARRIS


                                 HARRIS FAMILY TRUST
                                     NUMBER OF SHARES: 240,000


                                     By:
                                        ---------------------------------
                                        Name: THOMAS WHITEMAN, TRUSTEE


                                 TOTAL COMBINED NOS. OF SHARES: 4,029,802 SHARES


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                  IN WITNESS WHEREOF, the undersigned have executed this VOTING
AGREEMENT as of the date first set forth above.

Date:
      ----------------------------


                                 CBT WIRELESS INVESTMENTS, L.L.C.
                                       NUMBER OF SHARES: 4,322,160

                                       By:
                                          ---------------------------------
                                        Name:
                                        Title:


                                 BET ASSOCIATES, L.P.
                                       NUMBER OF SHARES: 4,380,350

                                       By:
                                          ---------------------------------
                                       Name:
                                       Title:


                                 THOMAS N. TRKLA
                                       NUMBER OF SHARES: 1,377,402

                                       By:
                                          ---------------------------------


                                 THE WALTER GROUP, INC.
                                       NUMBER OF SHARES: 2,614,034

                                       By:
                                          ---------------------------------
                                       Name:
                                       Title:


                                 DONALDSON, LUFKIN & JENRETTE
                                 MERCHANT BANKING PARTNERS II, L.P.
                                       NUMBER OF SHARES: 4,297,696

                                       By:
                                          ---------------------------------
                                       Name:
                                       Title:


                                 PAUL F. JUDGE
                                       NUMBER OF SHARES: 819,324

                                       By:
                                          ---------------------------------